INCOME TAXES (Details)	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Income Taxes Details Abstract
Income tax at federal Statutory rate	34.00%	34.00%
Effects of permanent differences	(8.40%)	(18.90%)
Effect of temporary differences	1.30%	0.00%
Adjustment of prior year NOL’s	3.80%	0.00%
Effect of state taxes (net of federal taxes)	0.00%	0.00%
Change in valuation allowance	23.10%	15.10%
Total	0.00%	0.00%